UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2007

EWORLD INTERACTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-130707	65-0855736

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1088 South Pudong Road, Suite 1202, Shanghai, China 200120
(Address of Principal Executive Offices)

(021) 6888 0708

Registrants Telephone Number

.
(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Eworld Interactive, Inc. Report on Form 8-K

Section 5 – Corporate Governance and Management Item 5.06 – Change in Shell Company Status

Eworld Interactive, Inc. incorporates by reference into this report on Form 8K the disclosure contained in our recent report on Form 10KSB filed on April 2, 2007 and our recent report on Form 10QSB filed May 8, 2007.

On May 11, 2007, we received the necessary approvals from the Chinese government required to enable us to complete the associations and agreements completing our Wholly Owned Foreign Enterprise (WOFE).

Shell Company Status

The Company has historically had limited operations and revenues. The business operations related to the sale of consumer electronics and other consumer electronics has been such that the company has previously disclosed that it believed it should be considered a shell company as defined in rule 12b-2 of the Exchange Act. We had previously based this belief on the factors that we had nominal operations and nominal assets.

Management has now made significant progress developing and implementing the Eworld business objectives. Key agreements and associations have now been put into place. Significant financing activities have been completed and operational staffing is being developed.

As a result of the completion of the WOFE agreements and the increased operational activities and capital resources, the Company has decided that it is no longer appropriate to maintain the shell status designation as defined in Rule 12b-2 of the Exchange Act.

As disclosed in our recent report on Form 10QSB filed May 8, 2007 we anticipated that we would no longer fit within the shell status definition of rule 12b-2 of the Exchange Act upon the completion of the associations discussed below:

China Operations Associations and Agreements

Eworld Interactive, Inc. is in the process of implementing the necessary agreements whereas:

Eworld Interactive Incorporated is a Florida based company holding 100% of Eworld Interactive (Cayman Island) Co., Limited(“Eworld Cayman”). Eworld Cayman holds 100% of a wholly owned foreign enterprise (“WOFE”) operation arm in Shanghai China. Zhi Gang Laurence Li and Hui Magic Li are the Chinese national nominees on behalf of the Company who totally hold 100% (80% and 20% respectively) of a Chinese domestic enterprise necessary hold the requisite designation and licensing of an internet content provider (ICP) in China. Mr. Zhi Gang Laurence Li and Mr. Hui Magic Li have trust and pledge agreements in place with WFOE which effectively grant all control of the local domestic business and the Chinese domestic enterprise to Eworld Interactive Inc. Eworld Interactive Inc. holds all the rights, trademarks and technology for the Eworld platform and all of its business units in operation in China.

Our recent report on Form 10KSB filed on April 2, 2007 contains an illustrative diagram of these associations and agreements.

Eworld Interactive, Inc. Report on Form 8-K

Summary of Material Terms of the Agreements

The six attached control and fee agreements are necessary to maintain involvement in the operating Chinese entity without violating foreign ownership restrictions. Key revenue sharing terms are as follows, with Eworld Interactive, Inc. receiving the revenue through the newly established Wholly Owned Foreign Enterprise (WOFE). In each of these clauses the paying party is Shanghi Eworldchina Information Technologies Co., Ltd. with Eworld Interactive, Inc (EWIN) receiving that revenue through the recently established WOFE:

EXCLUSIVE COMMERCIAL CONSULTANCY SERVICE AGREEMENT Article 3 – Consultancy Service Fees

3.1 Party A shall be entitled to the service fees payable by Party B (the “Consultancy Service Fees”) for the Consultancy Services to be provided by Party A under this Agreement. During the period starting from April 1, 2007 to December 31, 2007, the amount of such Consultancy Service Fees shall be twenty-five percent (25%) of the total Business Revenues of Party B. Thereafter, the standards of the Consultancy Service Fees shall be adjusted and determined in writing by the Parties on a yearly basis.

3.2 The Parties agree that Party B shall make the payment of the service fees in accordance with the provisions as follows:

(1) The Consultancy Service Fees shall be settled on a quarterly basis. Prior to January 10, April 10, July 10 and October 10 of each year, Party B shall make the payment of the Consultancy Service Fees for the preceding three (3) months.

EXCLUSIVE TECHNICAL SERVICE AND CONSULTANCY AGREEMENT Article 3 - Service Fee

3.1 In respect of Services provided by Party B pursuant to Article 2 hereof, Party A agrees to pay Party B the Service Fees. From April 1, 2007 to December 31, 2007, the amount of the Service Fees shall be twenty-five percent (25%) of the total Business Revenue of Party A. Starting from 2008, the standards of the Service Fees will be yearly adjusted and determined in writing by the Parties.

3.2 The Parties agree that Party A shall pay the Service Fees according to the provisions as follows:

(1) Party A shall pay the Service Fees to Party B on a quarterly basis. Prior to January 10, April 10, July 10 and October 10 of each Year, Party A shall make the payment of the Service Fees for the previous three (3) months. The Service Fees from October 1, 2006 to December 31, 2006 shall be paid by Party A prior to January 10, 2007.

SOFTWARE SUB-LICENSE AGREEMENT

6.1 As consideration for the sub-license of the Localized Game granted by EWORLD to EworldChina hereunder, EworldChina shall pay EWORLD the royalties in accordance with the terms and conditions of this Agreement. The royalties shall be calculated as follows: Royalties=EworldChina Revenue*40%

6.2 The royalties shall be settled on a quarterly basis. EworldChina shall pay the royalties of the prior three (3) months before January 10, April 10, July 10 and October 10 of each year.

The Parties agree that the starting date when EworldChina shall pay EWORLD the royalties in accordance with the calculation standards stipulated under this Agreement shall be April 1, 2007.

Eworld Interactive, Inc. Report on Form 8-K

Business Summary

Eworld Interactive, Inc. is through its relationship with Shanghi Eworldchina Information Technologies Co., Ltd. the developer of eworldchina.cn, an online community focused on entertainment content provided by both leading professional content producers and amateur content produced by users of the website. The online platform allows users to create and define their own personal space in the community, then interact with and within the community on multiple levels. Users can interact user-to-user, user-to-group, user-to-club, user-to-community and through voting and rankings. These users then have access to and can interact with entertainment content provided by leading partners and affiliates producing music, television, film, gaming and more. The Company creates circular interaction among its website users and the content programming consumers thus continuously involving the audience.

Additional business information is contained in our recent report on Form 10KSB filed on April 2, 2007 and our recent report on Form 10QSB filed May 8, 2007.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits
Eworld Interactive, Inc. includes herewith the following exhibits:
10.1 Agreement - Call Option
10.2 Agreement - Equity Pledge
10.3 Agreement - Commercial Consulting
10.4 Agreement - Technical Service
10.5 Agreement - Proxy
10.6 Agreement - Sub-License - Battlezone

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eworld Interactive, Inc.

Date: May 21, 2007	By:	\s\ Guy Peckham, President

		Name:	Guy Peckham
		Title:	President and CEO